EXHIBIT 10.62




                 FIRST AMENDMENT TO $3 MILLION CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO $3 MILLION CREDIT AGREEMENT, dated as of November , 2004 (the "FIRST AMENDMENT"), is entered into by and between AMERICAN
---                --------------
LEISURE  HOLDINGS,  INC.,  a  Nevada  corporation  ("ALHI"),  AMERICAN  LEISURE
                                                     ----
MARKETING & TECHNOLOGY, INC., a Florida corporation, ORLANDO HOLIDAYS, INC., a Florida corporation, AMERICAN LEISURE, INC., a Florida corporation, WELCOME TO ORLANDO, INC., a Florida corporation, AMERICAN TRAVEL & MARKETING GROUP, INC., a Florida corporation, HICKORY TRAVEL SYSTEMS, INC., a Delaware corporation ("HICKORY")(collectively, "BORROWERS") and STANFORD VENTURE CAPITAL HOLDINGS,
  -------                   ---------
INC. and its successors and assigns (the "LENDER").  All other capitalized terms
                                          ------
used in this Amendment and not otherwise defined have the meanings set forth in that certain Credit Agreement dated as of June 17, 2004 (the "AGREEMENT").
                                                                    ---------

                                    RECITALS
                                    --------

     WHEREAS, Assignor has executed and entered into that certain Purchase Agreement with GDC Acquisition Corp. dated March 22, 2004, as amended on March 29, 2004 relating to that certain Assignment Agreement by and between GDC Acquisition Corp. and CNG Hotels, Ltd. dated February 23, 2004 (the "GALILEO
                                                                         -------
ASSIGNMENT")  whereby CNG Hotels, Ltd. transferred all right, title and interest
   -------
in  the  approximately  $23,000,000  of  indebtedness  owed  by Around the World
Travel,  Inc., a         corporation ("ATWT"), and originally payable to Galileo
                 -------               ----
International  LLC  (the  "GALILEO  DEBT")  and  the related liens on all of the
                           -------------
assets  of  AWT  (the  "GALILEO  SECURITY")  (the  Galileo  Debt and the Galileo
                        -----------------
Security  are  collectively  referred  to  herein  as  the  "GALILEO DEBT"); and
                                                             ------------

     WHEREAS, the Borrowers and Lender entered into the Agreement pursuant to which the Lender committed to make credit loans to the Borrowers not to exceed $3,000,000; and

     WHEREAS, the Borrowers executed a Promissory Note in the principal amount of $3,000,000 dated the initial Borrowing Date and payable to the order of the Lender (the "NOTE"); and
             ----

     WHEREAS, the Borrowers have drawn the full $3,000,000 available under the Agreement; and

     WHEREAS, ALHI executed and entered into that certain Loan and Security Agreement with Hickory dated October 1, 2004 pursuant to which Hickory granted a security interest in all of Hickory's present and future accounts receivable (the "ACCOUNTS") to ALHI; and
      --------

     WHEREAS, the Borrowers wish to increase the amount that they may borrow from Lender by $1,250,000; and

     WHEREAS, ALHI has agreed to loan $1,250,000 to ATWT; and

     WHEREAS, in order to utilize the financial powers of Borrowers in the most efficient and economical manner, and in order to facilitate the financing of Borrowers' working capital needs, Lender will, at the request of Borrowers, extend financial accommodations to Borrowers based on the combined borrowing base of Borrowers in accordance with the provisions set forth in this Agreement; and

     WHEREAS,  the  Borrowers  and  Lender  (collectively the "PARTIES") wish to
                                                               -------
amend the Agreement  as  provided  below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AMENDMENT
                                    ---------

     1.     MODIFICATION  OF  MAXIMUM  LOAN  COMMITMENT.  The  Maximum  Loan
            -------------------------------------------
Commitment as defined in Section 1.1.37 of the Agreement shall be increased to the aggregate principal amount of up to $4,250,000.00. All references in the Agreement to the Maximum Loan Commitment shall be revised to $4,250,000.00.

     2.     ADDITIONAL  AVAILABILITY.
            ------------------------

          (a) The following aggregate amounts (including all advances previously made under the Agreement) shall be added to Section 1.1.7 of the Agreement, but never in excess of the Borrowing Base (as hereinafter defined) (the "Additional Amounts"):

     Closing  of  this  Amendment      $  450,000 (the "FIRST DISBURSEMENT")
                                                        ------------------
     November  16,  2004               $  125,000
     November  22,  2004               $  150,000
     November  30,  2004               $   62,500
     December  6,  2004                $  200,000
     December  16,  2004               $   62,500
     December  20,  2004               $  200,000

     TOTAL                             $1,250,000

          (b) The Initial Transaction Costs up to and including $25,000 and the Placement Fee shall be deducted from the First Disbursement.

          (c) The First Disbursement shall not be disbursed until after the payment of the Placement Fee and the initial Transaction Costs (in accordance with Section 2(b)), and unless and until Borrowers deliver to Lender the following documents set forth on SCHEDULE 2(C) hereto.

     3.     ADDITIONAL  NOTE.  Simultaneously  with  the  execution  of  this
            ----------------
Amendment,  the  Borrowers  have  executed  an  Additional Note (the "ADDITIONAL
                                                                      ----------
NOTE," a copy of which is attached hereto as Exhibit A) which is made in addition to the Note. Upon the execution of this Amendment and the Additional Note, all references to the Note as defined in Section 1.1.38 of the Credit Agreement shall be amended to include the "Additional Note" in addition to the Note. The Additional Note, as defined herein, shall be added as a Defined Term to Article I of the Credit Agreement.

     4.     PLACEMENT  FEE.  Upon  execution of this Amendment, in consideration
            --------------
of Lender's structuring, approving and committing to this Amendment, but without affecting Borrowers' obligation to reimburse Lender for costs associated with this Amendment and the transactions contemplated hereby as provided elsewhere in this Amendment, Borrowers agree to pay Stanford International Bank (Panama) a Placement Fee to equal to $25,000 (the "Placement Fee"), which amounts shall be
                                         -------------
deducted from the first disbursement by Lender under the Note. The Placement Fee constitutes compensation to Lender for services rendered and is not interest or a charge for the use of money. Each installment of such Fee shall be fully earned when due and payable and shall not be subject to refund or rebate.

     5.     DEFINITIONS.  For  purposes  of  this  Amendment:

            -----------
     "Additional  Loan  Documents"  means,  collectively, this Amendment and any
      ---------------------------
other agreements, instruments, certificates or other documents entered into in connection with this Amendment, including collateral documents, letter of credit agreements, security agreements, pledges, guaranties, mortgages, deeds of trust, assignments and subordination agreements, and any other agreement executed by any Borrower, any guarantor or any Affiliate of any Borrower or any guarantor pursuant hereto or in connection herewith.

     "Borrowing Base" means, at any time, an amount equal to:
     ---------------

               (a)     the  lesser  of:

                    (i)     $1,250,000,  and

                    (ii)    50%  of  the  dollar  amount  of Eligible Accounts.

               minus
               -----

               (b) such reserves as Lender may establish from time to time in its discretion.

     "Borrowing  Base  Certificate" means the certificate, substantially in form
      ----------------------------
of  EXHIBITB,  with appropriate insertions, to be submitted to Lender by Hickory
    --------
or ATWT pursuant to this Amendment and certified as true and correct by the Chief Executive Officer or the Chief Financial Officer of ALHI.

     "Eligible Accounts" means those Accounts arising from the sale of Inventory
      -----------------
or performance of services in the ordinary course of Hickory or ATWT's business; provided, however, that Eligible Accounts shall not include the following:
--------  -------                         ---------

     (a) any Account with respect to which more than 90 days have elapsed since the date of the original invoice therefore or which is more than 60 days past due shall not constitute an Eligible Account.

     (b) Accounts with respect to which any customer of any Borrower or ATWT ("CUSTOMER") is an Affiliate of any Borrower or ATWT;
  --------

     (c) Accounts with respect to which services or goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Customer may be conditional;

     (d) Accounts with respect to which the Customer (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States of America or any state thereof; or (iii) is the government of any foreign country or of any state, province, municipality, or other political subdivision thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to Lender in its discretion; provided, however, that Accounts in an aggregate outstanding amount
             --------
not to exceed $50,000 owing by Customers with their chief executive office in Canada or which are organized under the laws of Canada or any province thereof shall not be ineligible under this paragraph;

     (e) any and all Accounts as to which the perfection, enforceability, or validity of Lender's security interest in such Account, or Lender's right or ability to obtain direct payment to Lender of the proceeds of such Account, is governed by any federal or state statutory requirements other than those of the Uniform Commercial Code, including any Account subject to the Federal Assignment of Claims Act of 1940; provided, however, that an Account shall not be deemed
                          --------  -------
ineligible by reason of this clause (e) if Hickory and ATWT have completed all of the steps necessary, in the discretion of Lender, to comply with the Federal Assignment of Claims Act of 1940 with respect to such Account;

     (f) Accounts with respect to which the Customer is any state of the United States or any city, town, municipality, county or division thereof;

     (g) Accounts which may be subject to offset or recoupment by the Customer, whether as the result of goods sold or services rendered by the Customer to Hickory and/or ATWT, any contractual arrangement between the Customer and Hickory or ATWT (including any lease) or otherwise;

     (h)     those  Accounts  where Lender, in Lender's discretion, has notified
Hickory  or  ATWT  that  the  Account  or  Customer is not acceptable to Lender;

     (i) all of the Accounts owed by a Customer if the aggregate outstanding dollar amount of such Accounts not considered as Eligible Accounts under clause
(a)  above  is  equal  to  or  greater  than  a  Cross  Aging Percentage of 50%.

     (j) Accounts for which services have not yet been rendered to the Customer or the goods sold have not yet been delivered to the Customer (commonly referred to as "pre-billed accounts");

     (k) Accounts owed by a Customer not previously approved in writing by Lender where the dollar value for the aggregate amount of Accounts owed by such Customer is greater than 15% of the Eligible Accounts of either Hickory or ATWT, but only to the extent of such excess;

     (l) any Account with respect to all or part of which a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason;

     (m) any Account with respect to which Hickory or ATWT has extended the time for payment without the consent of Lender;

     (n) any Account with respect to which any one or more of the following events has occurred to the Customer on such Account: death or judicial declaration of incompetency of a Customer who is an individual; the filing by or against the Customer of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Customer for the benefit of creditors; the appointment of a receiver or trustee for the Customer or for any of the assets of the Customer, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code; the institution by or against the Customer of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Customer; the sale, assignment, or transfer of all or any material part of the assets of the Customer; the nonpayment generally by the Customer of its debts as they become due; or the cessation of the business of the Customer as a going concern;

     (o)     any Account which arises out of finance or similar charges;

     (p) any Account in which Lender does not have a duly perfected, first-priority security interest, subject to no other Lien; or

     (q) any Account which arises under a contract or arrangement covered by A performance or surety bond on behalf of either Hickory or ATWT, unless the Person providing such performance or surety bond has delivered an acceptable Lien waiver to Lender.

     7.     BORROWING.
            ---------

      (a)     STANDARDS.  Lender  will  determine eligibility and the loan value
              ---------
of the Accounts, in its sole discretion, consistent with Lender's experience, prudent business judgment and standards of commercial reasonableness applicable to asset-based credits and in good faith. Any loans requested by any Borrower and made by Lender or at any time outstanding in excess of the Borrowing Base or any other limitation set forth in this Amendment will, nevertheless, be subject to the terms of this Amendment and constitute Obligations for all purposes, and Lender will be entitled to the benefits of the Accounts.

     (b)  CONDITIONS  TO OBLIGATION TO MAKE DISBURSEMENTS. Borrowers acknowledge
          -----------------------------------------------
that Lender's obligation to make disbursements to Borrowers under this Amendment is subject to the conditions that, as of the date of any such loan or other accommodation, no Default will have occurred and be continuing hereunder, there will have occurred no material adverse change in the financial condition or operations of any Borrower or ATWT, or in any business prospects of any Borrower or ATWT as compared to the state of facts existing on the Agreement Date, and Borrowers' representations and warranties set forth in this Amendment (including any amendment, modification, supplement or extension hereof) will be true and correct as if made on and as of the date of each subsequent credit request. Each request for a borrowing or other financial accommodation by any Borrower will be deemed to be a reaffirmation of all of Borrowers' warranties and representations hereunder.

     (c)  REPAYMENT  OF  LOANS.  If  at  any  time for any reason, the aggregate
          --------------------
outstanding principal amount of all loans exceeds the Borrowing Base or any other limitation on the amount available to be borrowed hereunder, Borrowers will immediately, without notice or demand, repay the outstanding principal amount of the loans, together with accrued and unpaid interest on the amount repaid, in an amount equal to such excess. Borrowers shall make each payment required hereunder or under any other Loan Document without setoff, deduction or counterclaim.

     8.     USE  OF  PROCEEDS.  The proceeds of the Borrowing Base shall be used
            -----------------
by  the  Borrowers  exclusively  as  working  capital  for  ATWT  and  Hickory.

     9.     FINANCIAL  COVENANTS.  Borrowers,  on  a  consolidated  basis, shall
            --------------------
comply  with  each  of  the  following  financial  covenants:

     (a) ALHI shall prepare and furnish every 30 days a cash flow forecast for its Travel Division (including, but not limited to, Hickory and ATWT) for each subsequent 90-day period.

     (b) ALHI shall certify every 30 days that ATWT has receivables in good standing equal to at least 200% of the then outstanding loan amount.

     11.     COLLATERAL  COVENANTS.
             ---------------------

     (a)     ACCOUNTS.  Borrowers  will  notify  Lender, or cause ATWT to notify
             --------
Lender, promptly of and settle all Customer disputes. However, if Lender so elects, Lender will have the right at all times to settle, compromise, adjust, or litigate all Customer disputes directly with the Customer or other complainant upon such terms and conditions as Lender deems advisable without incurring liability to any Borrower for Lender's performance of such acts. All of each Borrower's books and records concerning Accounts and a copy of each Borrower's general ledger will be maintained at the address of Borrowers' chief executive office set forth in the Credit Agreement. All Accounts included on any Borrowing Base Certificate will be, except as indicated on such Borrowing Base Certificate or subsequently in writing to Lender, bona fide and existing obligations of Customers arising out of the sale of goods and/or the rendering of services by Borrowers in the ordinary course of Borrowers' business, owned by and owing to the applicable Borrower without defense, setoff or counterclaim, and will be subject to a perfected, first-priority security interest in Lender's favor and will be free and clear of all other Liens.

 (b)     DEFENSE  OF TITLE.  All Accounts will at all times be owned by Hickory,
         -----------------
subject to this Amendment, and Hickory will defend their title to the Accounts against the claims of third parties. Hickory and ATWT will at all times keep accurate and complete records of the Accounts.

     12.     REPORTING  AND  INFORMATION.
             ---------------------------

     (a)     FINANCIAL  STATEMENTS.  Borrowers  will submit to Lender as soon as
             ---------------------
available, and in any case not later than 30 days after the end of each month, a balance sheet and a detailed statement of profit and loss, prepared in accordance with GAAP on a consolidated and consolidating basis, certified by the chief financial or accounting officer of ALHI and ATWT as presenting fairly, in accordance with GAAP, ALHI's consolidated financial condition and ATWT financial condition, respectively, as of the last day of such month and Borrowers' results of operations for such month and for the portion of Borrowers' fiscal year ending with such month. Borrowers will also submit to Lender annual financial statements within 90 days after the end of each fiscal year, including a balance sheet and the related statement of profit and loss and stockholders' equity, to be audited and certified without qualification by an independent practicing certified public accountant acceptable to Lender on a consolidated and consolidating basis. Borrowers will also submit to Lender annually at least 60 days prior to Borrowers' fiscal year end forecasted financial statements for the upcoming fiscal year, containing a projected balance sheet and profit and loss statement on a consolidated and consolidating basis. Together with each monthly and annual financial statement, Borrowers will deliver to Lender the certification of the chief financial or accounting officer of ALHI and ATWT in the form of EXHIBIT C attached hereto to the effect that Borrowers are in
               ---------
compliance with the terms and conditions of this Amendment, and setting forth in detail the calculation of all financial covenants, or, if Borrowers are not in compliance, describing the nature of any noncompliance and the steps Borrowers are taking or propose to take to remedy the same.

     (b)     COLLATERAL  REPORTS.  Concurrent  with  the  execution  of  this
             -------------------
Amendment and thereafter by 11:00 a.m. of each Business Day, prepared as of the end of the immediately preceding day, each of Hickory and ATWT shall deliver to Lender a fully completed Borrowing Base Certificate certified by the Chief Executive Officer or Chief Financial Officer of Hickory and ATWT, respectfully, as being true and correct. Concurrent with the delivery of each such Borrowing Base Certificate, each of Hickory and ATWT shall provide a written report to Lender of all materially significant returns, disputes and claims, together with sales and other reports relating to the Accounts as required by Lender. Hickory and ATWT shall deliver to Lender within ten (10) days after the end of each month a report, reflecting the status as of the end of each month and certified by the Chief Executive Officer or Chief Financial Officer of Hickory and ATWT, respectfully, as being true and correct, containing (i) a current detailed aging, by total and by Customer, of each of Hickory's and ATWT's Accounts, and
(ii) a current detailed aging, by total and by vendor, of each of Hickory's and ATWT's accounts payable, all of which shall be set forth in a form and shall contain such information as is acceptable to Lender.

     (c)     OTHER  INFORMATION.  Borrowers  will  notify  Lender as promptly as
             ------------------
possible of any Default, any receipt by any Borrower of notice from any governmental authority that any Borrower has or may have violated any law, rule or regulation applicable to any Borrower or the terms or conditions of any permit or license any Borrower holds or is required to hold in connection with the conduct of such Borrower's business, any amendment to any Borrower's constituent documents and any change in any Borrower's management or ownership, and the commencement of any material litigation, claim or action against any Borrower.

     13.     REMEDIES.  If a Default under the Credit Agreement, this Amendment,
             --------
or any other Loan Document occurs and is continuing, in addition to any other available remedy, Lender may decrease the advance rates set forth in the definition of "Borrowing Base" in Lender's discretion.

     14.     MISCELLANEOUS.
             -------------

          (a) The Agreement is reaffirmed and ratified in all respects, except as expressly provided herein.

          (b) In the event of any conflict between the terms or provisions of (i) this Amendment and the Agreement or (ii) the Amendment and any other agreement between the parties that is in any way related to the transaction contemplated by the Agreement, then this Amendment shall prevail in all respects. Otherwise, the provisions of the Agreement shall remain in full force and effect.

          (c) Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the meanings assigned to them in the Agreement.

          (d) The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Amendment, which may be reasonably required for the implementation of this Amendment and the transactions contemplated hereby.

          (e) This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument. For purposes of authenticating this Amendment, facsimile signatures shall be deemed original.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective on the date first written above.

                                    BORROWERS:

Signed,  sealed  and  delivered     ORLANDO  HOLIDAYS,  INC.,
                                    a  Florida  corporation
/s/  Albert  Delaney
--------------------
(Signature  of  Witness)

Albert  Delaney                     By:  /s/  Malcolm  J.  Wright
---------------                          ------------------------
(Printed  Name  of  Witness)        Name:Malcolm  J.  Wright
                                         -------------------
                                    Title:  President
                                            ---------


Signed,  sealed and delivered       AMERICAN LEISURE MARKETING &
                                    TECHNOLOGY, INC.,
                                    a  Florida  corporation
/s/  Albert  Delaney
--------------------
(Signature  of  Witness)

Albert  Delaney                     By:/s/  Malcolm  J.  Wright
---------------                        ------------------------
(Printed  Name  of  Witness)        Name:Malcolm  J.  Wright
                                         -------------------
                                    Title:President
                                          ---------


Signed,  sealed  and  delivered     AMERICAN  LEISURE  HOLDINGS,  INC., a Nevada
                                    corporation
/s/  Albert  Delaney
--------------------
(Signature  of  Witness)

Albert  Delaney                     By:/s/  Malcolm  J.  Wright
---------------                        ------------------------
(Printed  Name  of  Witness)        Name:Malcolm  J.  Wright
                                         -------------------
                                    Title:President
                                          ---------



Signed,  sealed  and  delivered     AMERICAN  LEISURE,  INC.,
                                    a  Florida  corporation
/s/  Albert  Delaney
--------------------
(Signature  of  Witness)

Albert  Delaney                     By:/s/  Malcolm  J.  Wright
---------------                        ------------------------
(Printed  Name  of  Witness)        Name:Malcolm  J.  Wright
                                         -------------------
                                    Title:President
                                          ---------

Signed,  sealed  and  delivered     WELCOME  TO  ORLANDO,  INC.,
                                    a  Florida  corporation
/s/  Albert  Delaney
--------------------
(Signature  of  Witness)

Albert  Delaney                     By:/s/  Malcolm  J.  Wright
---------------                        ------------------------
(Printed  Name  of  Witness)        Name:Malcolm  J.  Wright
                                         -------------------
                                    Title:President
                                          ---------



Signed,  sealed  and  delivered     AMERICAN  TRAVEL & MARKETING GROUP, INC.,  a
                                    Florida  corporation

/s/  Albert  Delaney
--------------------
(Signature  of  Witness)

Albert  Delaney                     By:/s/  Malcolm  J.  Wright
---------------                        ------------------------
(Printed  Name  of  Witness)        Name:Malcolm  J.  Wright
                                         -------------------
                                    Title:President
                                          ---------


Signed,  sealed  and  delivered     HICKORY  TRAVEL  SYSTEMS,  INC.,
                                    a  Delaware  corporation
/s/  Albert  Delaney
--------------------
(Signature  of  Witness)

Albert  Delaney                     By:/s/  Malcolm  J.  Wright
---------------                        ------------------------
(Printed  Name  of  Witness)        Name:Malcolm  J.  Wright
                                         -------------------
                                    Title:President
                                         ---------


                                    LENDER:

Signed,  sealed  and  delivered     STANFORD  VENTURE  CAPITAL
                                    HOLDINGS,  INC.,  a  Delaware corporation


---------------------------
(Signature  of  Witness)

                                    By:  /s/  James  M.  Davis
---------------------------             ---------------------
(Printed  Name  of  Witness)        Name:  James  M.  Davis
                                           ----------------
                                    Title:President
                                         ---------

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